Exhibit 10.2

Second aMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of this 13th day of September, 2019, by and among BIOCRYST PHARMACEUTICALS, INC., a Delaware corporation (“BioCryst”), MDCP, LLC, a Delaware limited liability company (“Peramivir SPE”, and together with BioCryst, collectively in the singular, “Borrower”), MIDCAP FINANCIAL TRUST, as Agent for Lenders (in such capacity and together with its permitted successors and assigns, the “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.             Agent, Lenders, and Borrower have entered into that certain Second Amended and Restated Credit and Security Agreement, dated as of February 5, 2019 (as amended by that certain First Amendment to Second Amended and Restated Credit and Security Agreement, dated as of September 10, 2019 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Credit Agreement” and as the same is amended hereby and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.             Borrower has requested, and Agent and Lenders constituting at least the Required Lenders have agreed, to amend the Original Credit Agreement to permit the financing of certain insurance premiums, upon the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Required Lenders, and Borrower hereby agree as follows:

1.              Recitals; Construction. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as modified hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.              Amendment to Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Original Credit Agreement is hereby amended as follows:

(a)            The definition of “Permitted Indebtedness” in Section 15 of the Original Credit Agreement is hereby amended by (i) renumbering existing clause (i) as new clause (j) and (ii) inserting the following new clause (i) immediately prior to new clause (j):

“(i) Debt not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate at any time outstanding owed to any Person providing property, casualty, liability, or other insurance to the Credit Parties, including to finance insurance premiums, so long as the amount of such Debt is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the policy year in which such Debt is incurred and such Debt is outstanding only during such policy year;”

(b)           The definition of “Permitted Liens” in Section 15 of the Original Credit Agreement is hereby amended by (i) renumbering existing clause (n) as new clause (o) and (ii) inserting the following new clause (n) immediately prior to new clause (o):

“(n) Liens granted in the Ordinary Course of Business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under clause (i) of the definition of Permitted Debt;”

3.              Representations and Warranties; Reaffirmation of Security Interest. Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Borrower, and are enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4.              Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:

(a)            Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement, from Borrower, Agent and the Required Lenders;

(b)            all representations and warranties of Borrower contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(c)            Immediately before and immediately after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing or result therefrom; and

(d)            Borrower shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request.

5.              Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the Second Amendment Effective Date. Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

6.              No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a deemed satisfaction or waiver of any condition precedent to the funding of Credit Facility #2 or Credit Facility #3 or a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

7.              Affirmation. Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions. Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.

8.              Miscellaneous.

(a)            Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as modified by this Agreement. Except as specifically set forth above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.

(b)            THIS AGREEMENT AND THE RIGHTS, REMEDIES AND OBLIGATIONS OF THE PARTIES HERETO AND HERETO, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES AND ALL OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. NOTWITHSTANDING THE FOREGOING, AGENT AND LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST EACH CREDIT PARTY OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH AGENT AND LENDERS (IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1 OF THE CREDIT AGREEMENT) DEEM NECESSARY OR APPROPRIATE TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE AGENT’S AND LENDERS’ RIGHTS AGAINST SUCH CREDIT PARTY OR ITS PROPERTY. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS, AND OTHER PROCESS ISSUED IN SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS, AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE APPLICABLE CREDIT PARTY AT THE ADDRESS SET FORTH IN ARTICLE 11 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER TO OCCUR OF SUCH CREDIT PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

(c)            TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, AGENT AND LENDERS EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

(d)            Incorporation of Credit Agreement Provisions. The provisions contained in Section 13.2 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e)            Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)             Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(g)            Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)            Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i)             Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:

MIDCAP FINANCIAL TRUST, a Delaware statutory trust

By:         Apollo Capital Management, L.P.,

its investment manager

By:         Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem______________ (SEAL)
Name: Maurice Amsellem

Title: Authorized Signatory

LENDERS:

MIDCAP FINANCIAL TRUST

By:         Apollo Capital Management, L.P.,

its investment manager

By:         Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem______________ (SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

MIDCAP FUNDING XIII TRUST, a Delaware statutory trust

By:         Apollo Capital Management, L.P.,

its investment manager

By:         Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem______________ (SEAL)
Name: Maurice Amsellem

Title: Authorized Signatory

MIDCAP FUNDING XXX TRUST, a Delaware statutory trust

By:         Apollo Capital Management, L.P.,

its investment manager

By:         Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem______________ (SEAL)
Name: Maurice Amsellem

Title: Authorized Signatory

LENDERS:

ELM 2016-1 TRUST

By:          MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea______________ (SEAL)
Name: John O’Dea
Title: Authorized Signatory

ELM 2018-2 TRUST

By:          MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea______________ (SEAL)
Name: John O’Dea
Title: Authorized Signatory

LENDERS:	FLEXPOINT MCLS SPV LLC By: /s/ Daniel Edelman_______________ (SEAL) Name: Daniel Edelman Title: Vice President

BORROWER:

BIOCRYST PHARMACEUTICALS, INC.

By: /s/ Alane Barnes___________________(SEAL)
Name: Alane Barnes_________________________
Title: Senior Vice President, Chief Legal Officer___

MDCP, LLC

By: /s/ Alane Barnes___________________(SEAL)
Name: Alane Barnes_________________________
Title: Senior Vice President, Chief Legal Officer___